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                                                                   EXHIBIT 10.19










                           GULFMARK NORTH SEA LIMITED
                    GULF OFFSHORE MARINE INTERNATIONAL INC.
                             as principal borrowers


                           GULF OFFSHORE N.S. LIMITED
                          GULF OFFSHORE FAR EAST, INC.
                             as permitted borrowers


                          GULFMARK INTERNATIONAL INC.
                                  as guarantor

                                      and

                         THE CHASE MANHATTAN BANK, N.A.
                                   as lender



                   -----------------------------------------

                                   AGREEMENT
                          AMENDING LOAN FACILITY DATED
                           8 JULY 1993 AS AMENDED BY
                          AN AMENDMENT AND RESTATEMENT
                          AGREEMENT DATED 20 MAY 1994

                   -----------------------------------------

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THIS AGREEMENT is made 20th October 1995

BETWEEN

(1) GULFMARK NORTH SEA LIMITED ("GNS") and GULF OFFSHORE MARINE INTERNATIONAL INC. ("GOMI") (together the "PRINCIPAL BORROWERS");

(2) GULF OFFSHORE N.S. LIMITED ("GONS") and GULF OFFSHORE FAR EAST INC. ("GOFE") (together the "PERMITTED BORROWERS");

(3)      GULFMARK INTERNATIONAL INC. (the "GUARANTOR");  and

(4)      THE CHASE MANHATTAN BANK, N.A. (the "BANK").

WHEREAS

(A) Pursuant to a facility agreement dated 8 July 1993 as amended and restated by an agreement dated 20 May 1994 (the "FACILITY AGREEMENT") entered into between the Bank, the Guarantor, the Principal Borrowers and the Permitted Borrowers, the Bank granted to the Borrowers, upon the terms and subject to the conditions therein set forth, a loan facility in an aggregate amount of L.3,300,000.

(B)      The parties have agreed to amend the Facility Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

         In this Amendment Agreement (and in the Recitals):

         (a)     "EFFECTIVE DATE" shall have the meaning given to it at Clause
                 5;

         (b) terms defined in the Facility Agreement (on the assumption that the Effective Date has occurred) bear the same meaning herein.


2.       AMENDMENT

         The Facility Agreement shall as of the Effective Date be amended as follows

              (i)     In Clause 1.1

                      (a) the definition of "ANNIVERSARY" will be amended to read "ANNIVERSARY" means each of the days which are 364, 728, 1092, 1456 and 1820 days after the date hereof, or if such date is not a business day, the next succeeding business day"





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                      (b) the definition of "MARGIN" shall be amended to
                      read ""MARGIN" means 2 per cent (2%) per annum"

             (ii) In the last line of Clause 2.2 the word "FOURTH" will be deleted and replaced with the word "FIFTH".

            (iii) In clause 16.2(xi) the words "Norsk Skibs" will be eleted and replaced with the words "Christiania Bank".

3.       REPRESENTATIONS

         The Borrowers represent and warrant in the terms of Clause 16 of the Facility Agreement as if the Effective Date had occurred and as if such representations were made on the date hereof and as if the expression "this Agreement" referred to this Amendment Agreement (but no representation or warranty shall be given in respect of any charter with British Gas which has as at the date hereof either expired or been terminated).

4.       COUNTERPARTS

         This Amendment Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one and the same instrument and shall be governed by and construed in accordance with English law.

5.       EFFECTIVE DATE

         The Effective Date for the purposes of this Amendment Agreement, shall be the date on which the Bank received the last of the following documents: (i) each of the documents set out in the Schedule (ii) a copy, certified by a duly authorised officer of each Obligor, of a Board Resolution of such Obligor approving and ratifying the execution, delivery and performance of this Amendment Agreement (iii) a certificate from a duly authorised officer of each Obligor confirming that no changes have been made to the Memorandum or Articles of Association (or other constitutive documents) of such Obligor since the last certified copies thereof were delivered to the Bank and (iv) a certificate from a duly authorised officer of each Obligor setting out the names and signatures of the person authorised to sign this Amendment Agreement.

6.       MISCELLANEOUS

6.1 Clauses 29, 30, 31.1, 34, 35, 37 and 38 of the Facility Agreement shall apply MUTATIS MUTANDIS to this Amendment Agreement (and as if references therein to the Facility Agreement were references to this Amendment Agreement).

6.2 The Facility Agreement shall continue in full force and effect as so amended and restated and all references therein, herein and in the other Finance Documents to the "FACILITY AGREEMENT" or to the "AGREEMENT" or similar terms shall be deemed to be references to the Facility Agreement as so amended and restated.





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AS WITNESS the hands of the representatives of the parties hereto the day and year first before written.





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                                  SCHEDULE


1. A certified true copy of the yard contract 67 (the "BUILDING CONTRACT") between GONS and Brattvaag Skipsverft A.S. relating to the building of a platform supply vessel, type UT 755 together with a written confirmation from the Principal Borrowers that no amendments have been made to the Building Contract.

2. An assignment to the Security Trustee of the advance payment guarantees issued by Christiania Bank og Kreditkasse in favour of GONS and relating to advance payments made by GONS to the Contractor under the Building Contract.

3. A duly executed addendum to the first preferred Panamanian ship mortgages over the m.v. Seawhip and the m.v. Seawitch in form and substance acceptable to the Agent together with confirmation from Patton, Moreno & Asvat that such addendum has been duly registered with the Registry of Panamanian Ships in Panama City.

4. A legal opinion from Chooi & Co, the Malaysian counsel for the Agent, in a form acceptable to the Security Trustee.

5. A legal opinion from Patton, Moreno & Asvat, the Panamanian counsel for the Agent, in a form acceptable to the Security Trustee.

6.       A legal opinion from Clifford Chance, solicitors for the Agent.





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THE BORROWERS


GULFMARK NORTH SEA LIMITED
as principal borrower

by:      /s/ DAVID DARE
             DIRECTOR


Address:     10 Charlotte Road
             London SW13 9QJ

Attention:   David Dare




GULF OFFSHORE MARINE INTERNATIONAL INC.
as principal borrower

by:      /s/ DAVID DARE
             ATTORNEY IN FACT

Address:     201 Energy Center Parkway
             Suite 220
             Lafayette
             Louisiana 70508
             U.S.A.

Attention:   Bruce Streeter



GULF OFFSHORE N.S. LIMITED
as permitted borrower

by:      /s/ DAVID DARE
             DIRECTOR


Address:     10 Charlotte Road
             London SW13 9QT

Attention:   David Dare




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GULF OFFSHORE FAR EAST INC.
as permitted borrower

by:      /s/ DAVID DARE
             ATTORNEY IN FACT


Address:     201 Energy Center Parkway
             Suite 220
             Lafayette
             Louisiana 70508
             U.S.A

Attention:   Bruce Streeter


THE GUARANTOR

GULFMARK INTERNATIONAL INC.

by:      /s/ DAVID DARE
             ATTORNEY IN FACT


Address:     5 Post Oak Park
             Suite 1170
             Houston
             Texas 77027
             U.S.A.

Attention:   Frank Pierce


THE BANK

THE CHASE MANHATTAN BANK, N.A.

By:      /s/ JAMES HAYNES

Address:     Woolgate House
             Coleman Street
             London EC2P 2HD

Attention:   Oils and Gas Group

Facsimile:   962 5030

Telex:       8954681 CMB G



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